PRINCIPAL REAL ESTATE INCOME FUND

Announces Notification of Sources of Distribution

DENVER – November 21, 2025 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on November 21, 2025 of $0.1050 per share to shareholders of record at the close of business on November 7, 2025, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%

Net Investment Income	0.0139	13.24%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0911	86.76%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.0139	13.24%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0911	86.76%
Total (per common share)	0.1050	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2025 federal income tax return. The final tax character of any distribution declared in 2025 will be determined in January 2026 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/24 – 10/31/25)
Annualized Distribution Rate as % of NAV^	11.09%
Cumulative Distribution Rate on NAV^	0.92%
Cumulative Total Return on NAV*	8.07%
Average Annual Total Return on NAV for the 5 Year Period Ended 10/31/2025**	6.94%

^	Based on the Fund’s NAV as of October 31, 2025.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through October 31, 2025.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

PRINCIPAL REAL ESTATE INCOME FUND

Announces Notification of Sources of Distribution

DENVER – December 31, 2025 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on December 31, 2025 of $0.1050 per share to shareholders of record at the close of business on December 16, 2025, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain,

(iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0649	61.81%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0401	38.19%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0787	37.48%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1313	62.52%
Total (per common share)	0.2100	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2025 federal income tax return. The final tax character of any distribution declared in 2025 will be determined in January 2026 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/25 – 11/30/25)
Annualized Distribution Rate as % of NAV^	11.02%
Cumulative Distribution Rate on NAV^	1.84%
Cumulative Total Return on NAV*	1.65%
Average Annual Total Return on NAV for the 5 Year Period Ended 11/30/2025**	5.75%

^	Based on the Fund’s NAV as of November 30, 2025.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through November 30, 2025.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. and Principal Real Estate Investors, LLC, registered investment advisers with the SEC, are the investment adviser and sub-adviser to the Fund, respectively. ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., affiliated entities, are unaffiliated with Principal Real Estate Investors, LLC.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

PRINCIPAL REAL ESTATE INCOME FUND

Announces Notification of Sources of Distribution

DENVER – January 30, 2026 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on January 30, 2026 of $0.1050 per share to shareholders of record at the close of business on January 15, 2026, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0602	57.33%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0448	42.67%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.1389	44.10%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1761	55.90%
Total (per common share)	0.3150	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/25 – 12/31/25)
Annualized Distribution Rate as % of NAV^	11.17%
Cumulative Distribution Rate on NAV^	2.79%
Cumulative Total Return on NAV*	1.37%
Average Annual Total Return on NAV for the 5 Year Period Ended 12/31/2025**	5.02%

^	Based on the Fund’s NAV as of December 31, 2025.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through December 31, 2025.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

PRINCIPAL REAL ESTATE INCOME FUND

Announces Notification of Sources of Distribution

DENVER – February 27, 2026 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on February 27, 2026 of $0.1050 per share to shareholders of record at the close of business on February 12, 2026, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0380	36.19%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0670	63.81%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.1769	42.12%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.2431	57.88%
Total (per common share)	0.4200	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/25 – 1/31/26)
Annualized Distribution Rate as % of NAV^	11.11%
Cumulative Distribution Rate on NAV^	3.70%
Cumulative Total Return on NAV*	2.96%
Average Annual Total Return on NAV for the 5 Year Period Ended 1/31/2026**	4.64%

^	Based on the Fund’s NAV as of January 31, 2026.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through January 31, 2026.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

PRINCIPAL REAL ESTATE INCOME FUND

Announces Notification of Sources of Distribution

DENVER – March 31, 2026 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on March 31, 2026 of $0.1050 per share to shareholders of record at the close of business on March 17, 2026, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0673	64.10%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0377	35.90%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.2442	46.51%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.2808	53.49%
Total (per common share)	0.5250	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/25 – 2/28/26)
Annualized Distribution Rate as % of NAV^	11.48%
Cumulative Distribution Rate on NAV^	4.78%
Cumulative Total Return on NAV*	7.66%
Average Annual Total Return on NAV for the 5 Year Period Ended 2/28/2026**	5.14%

^	Based on the Fund’s NAV as of February 28, 2026.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through February 28, 2026.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

PRINCIPAL REAL ESTATE INCOME FUND

Announces Notification of Sources of Distribution

DENVER – April 30, 2026 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on April 30, 2026 of $0.1050 per share to shareholders of record at the close of business on April 16, 2026, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.0675	64.29%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0375	35.71%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.3117	49.48%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.3183	50.52%
Total (per common share)	0.6300	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/25 – 3/31/26)
Annualized Distribution Rate as % of NAV^	11.42%
Cumulative Distribution Rate on NAV^	5.71%
Cumulative Total Return on NAV*	2.24%
Average Annual Total Return on NAV for the 5 Year Period Ended 3/31/2026**	3.70%

^	Based on the Fund’s NAV as of March 31, 2026.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through March 31, 2026.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.